MML SERIES INVESTMENT FUND II

Supplement dated June 2, 2010 to the

Prospectus dated May 1, 2010

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The following information replaces similar information for the MML Blend Fund found on page 3 in the first paragraph in the section titled Principal Investment Strategies:

The Fund seeks its investment objective by investing across different asset classes (equity securities, fixed income securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. Under normal market conditions, the Fund’s subadviser, Babson Capital Management LLC (“Babson Capital”), expects that 50%-70% of the Fund’s net assets will be invested in equity securities (the Core Equity Segment), 30%-50% of the Fund’s net assets will be invested in fixed income securities (the Core Bond Segment), and up to 20% of the Fund’s net assets will be invested in money market instruments (the Money Market Segment). Babson Capital typically adjusts the allocation among the three segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund may hold a portion of its assets in cash. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments or cash.

The following information replaces similar information for the MML Blend Fund found on page 3 in the second sentence of the second paragraph in the section titled Principal Investment Strategies:

The Fund expects normally to invest most of its assets in common stocks of large capitalization U.S. companies, although it may invest in companies of any size and may also purchase ADRs and securities of foreign issuers that trade on domestic exchanges or in the over-the-counter markets.

The following information replaces similar information for the MML Blend Fund found on page 6 in the section titled Portfolio Managers:

Chris C. Cao is a Managing Director and member of Babson Capital’s Quantitative Management Equity Team and manages the Core Equity Segment of the Fund. He has managed the Fund since June 2001.

Michael F. Farrell is a Managing Director and member of Babson Capital’s Quantitative Equity Team, manages the Core Equity Segment of the Fund and is responsible for the Fund’s asset allocation. He has managed the Fund since October 2000.

The following information replaces similar information for the MML Money Market Fund found on page 32 in the section titled Principal Investment Strategies:

The Fund invests in high quality debt instruments, including commercial paper and other corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and certificates of deposit and bankers’ acceptances. The Fund may enter into repurchase transactions (including reverse repurchase agreements) and forward commitments.

In managing the Fund, the Fund’s subadviser, Babson Capital Management LLC (“Babson Capital”), intends to comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which sets forth the requirements for money market funds regarding credit quality, diversification and maturity. These requirements include holding investments which are generally rated in the two highest rating categories as rated by a major credit agency and investments which generally have a maturity of 397 days or less and a dollar-weighted average portfolio maturity of 60 days or less.

The following information replaces similar information for the MML Money Market Fund found on page 32 in the first paragraph in the section titled Principal Risks:

It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund.

The following information replaces similar information for Babson Capital Management LLC (“Babson Capital”) found on pages 60 and 61 in the section titled Subadvisers and Portfolio Managers:

Chris C. Cao

is a Managing Director and member of Babson Capital’s Quantitative Management Equity Team. Mr. Cao shares principal responsibility for managing the MML Enhanced Index Core Equity Fund and the Core Equity Segment of the MML Blend Fund. Mr. Cao, a Chartered Financial Analyst, has over 11 years of industry experience. Prior to joining Babson Capital in 2001, Mr. Cao was employed by Aeltus Investment Management and more recently at INVESCO.

Michael F. Farrell

is a Managing Director and shares principal responsibility for managing the MML Enhanced Index Core Equity Fund and the Core Equity Segment of the MML Blend Fund. He is also responsible for asset allocation for the MML Blend Fund. Mr. Farrell, a Managing Director of Babson Capital, has over 22 years of experience and was recognized as one of the nation’s top 100 mutual fund managers by Barron’s in 2007 and 2006. Prior to joining Babson Capital in 2000, Mr. Farrell worked as an economist and quantitative portfolio manager at Aeltus Investment Management.

The following information replaces similar information for the MML Money Market Fund found on page 67 in the first paragraph in the section titled Determining Net Asset Value:

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. The NAV of each Fund share is the total NAV of the applicable Fund divided by the number of its shares outstanding. The total NAV of each Fund is determined by computing the value of the total assets of the Fund and deducting total liabilities, including accrued liabilities. It is the intention of the MML Money Market Fund to maintain a stable NAV per share, although this cannot be assured.

The following information replaces similar information for the MML Money Market Fund found on page 68 in the sixth paragraph in the section titled Taxation and Distributions:

If MML Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its NAV per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if MML Money Market Fund’s NAV per share were reduced, or were anticipated to be reduced, below its otherwise stable NAV per share, the Fund might suspend further dividend payments until the NAV returned to the prior NAV. Thus, such expenses, losses or depreciation might result in an investor receiving no dividends for the period during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.

The following information supplements information found beginning on page 79 in the section titled Performance for Similar Accounts for the MML High Yield Fund and MML Short-Duration Bond Fund:

Similar account performance for Babson Capital is provided solely to illustrate Babson Capital’s performance in managing portfolios with investment objectives, policies and investment strategies substantially similar to certain Funds managed by Babson Capital. The Funds’ performance would have differed due to factors such as differences in cash flows into and out of each Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar account performance is not indicative of future rates of return. Prior performance of Babson Capital is no indication of future performance of any of the Funds. In addition, private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, are subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

MML High Yield Fund

Babson Capital

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Babson Capital for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

Highest Quarter:	2Q ’03,	11.11%	Lowest Quarter:	4Q ’08,	–	13.08%

Babson Capital

Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2009)

The table compares Babson Capital’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods. The Babson Capital composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Since Inception (10/01/00)
Babson Capital Composite
Class II	32.37%	4.58%	7.17%
Service Class I	32.04%	4.32%	6.90%

Barclays Capital U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	58.21%	6.46%	7.35%

* Performance shown is a composite of all portfolios managed by Babson Capital with substantially similar investment objectives, policies and investment strategies as those of the Fund and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on the expenses of the Fund’s Class II shares. The composite performance is provided solely to illustrate Babson Capital’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect the fees and expenses deducted under the variable contract. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson Capital is not indicative of future performance of the Fund.

MML Short-Duration Bond Fund

Babson Capital

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Babson Capital for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

Highest Quarter:	2Q ’09,	5.20%	Lowest Quarter:	2Q ’04,	–	1.75%

Babson Capital

Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2009)

The table compares Babson Capital’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods. The Babson Capital composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
Babson Capital Composite
Class II	12.16%	4.89%	5.07%
Service Class I	11.88%	4.63%	4.81%

Barclays Capital U.S. 1-3 Year Government Bond Index (reflects no deduction for fees, expenses or taxes)	1.41%	4.18%	4.65%

* Performance shown is a composite of all portfolios managed by Babson Capital with substantially similar investment objectives, policies and investment strategies as those of the Fund and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on the expenses of the Fund’s Class II shares. The composite performance is provided solely to illustrate Babson Capital’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect the fees and expenses deducted under the variable contract. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson Capital is not indicative of future performance of the Fund.

The following information supplements information found on page 81 in the section titled Index Descriptions:

The Barclays Capital U.S. Corporate High-Yield Bond Index covers the universe of fixed rate, non-investment grade debt from corporate sectors. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Barclays Capital U.S. 1-3 Year Government Bond Index is an unmanaged index of U.S. government bonds with one to three years remaining to the scheduled payment of principal. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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